SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2005

AmeriCredit Automobile Receivables Trust 2005-A-X

(Exact name of registrant as specified in its charter)

Delaware	333-121120	59-3792858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In connection with the offering of AmeriCredit Automobile Receivables Trust 2005-A-X Asset-Backed Notes, certain “Computational Materials” within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the “Related Computational Materials”).

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE
RECEIVABLES TRUST 2005-A-X

By:	AmeriCredit Financial Services, Inc., as Servicer

	By:	/s/ J. Michael May
	Name:	J. Michael May
	Title:	Senior Vice President,
Associate Counsel and Secretary

Dated: January 26, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Related Computational Materials (as defined in Item 8.01 above) distributed by Wachovia Capital Markets, LLC, J.P. Morgan Securities Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Lehman Brothers Inc.

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